United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2011

TechPrecision Corporation
(Exact Name of registrant as specified in its charter)

Delaware	0-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3477 Corporate Parkway, Suite 140
Center Valley, PA 18034
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (484) 693-1700

Not Applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 11, 2011, TechPrecision Corporation (the “Company”) filed a current report on Form 8-K (the “Form 8-K”) to report, among other matters, the dismissal of Tabriztchi & Co., CPA, P.C. (“Tabriztchi”) as the Company’s independent registered public accounting firm, effective as of July 6, 2011.

The Company provided Tabriztchi with a copy of the Form 8-K and requested Tabriztchi to provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made therein.  The Company is filing this current report on Form 8-K/A to file a copy of the letter provided by Tabriztchi dated July 11, 2011, which is attached hereto as Exhibit 16.1

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

The attached Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechPrecision Corporation

Date: July 12, 2011	By:	/s/ Richard F. Fitzgerald
Name: Richard F. Fitzgerald
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from Tabriztchi & Co., CPA, P.C. to the Securities and Exchange Commission, dated July 11, 2011